October 7, 2008 Supplement

SUPPLEMENT DATED OCTOBER 7, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE MONEY MARKET PORTFOLIO
Class X and Class Y
Dated May 1, 2008

The Fund has applied to participate in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (“Guarantee Program”). Under the Guarantee Program, the U.S. Treasury will guarantee the share price of any participating fund held by a shareholder as of the close of business on September 19, 2008. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered. Moreover, coverage cannot be reinstated if an eligible shareholder fully liquidates the account (other than a sweep account) after September 19 and then reopens it. The Fund will bear the expenses of participating in the Guarantee Program. The Guarantee Program remains in effect until December 18, 2008 unless extended by the U.S. Treasury Department. Further information about the Guarantee Program can be obtained at www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT SD MM 10/08